UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

MAIA Biotechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41455	83-1495913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 West Lake Street, Suite 1700

Chicago, IL 60606

(Address of principal executive offices with Zip Code)

(312) 416-8592

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MAIA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 28, 2023, MAIA Biotechnology, Inc. (the “Company”) issued a press release announcing that its board of directors approved a share repurchase program (the “Repurchase Plan”) pursuant to which the Company may repurchase up to $800,000 of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), through September 2024. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Share repurchases under the program may be made in the open market, in privately negotiated transactions or by other means, including through trading plans intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, with the amount and timing of repurchases to be determined at the Company’s discretion, depending on market and business conditions, and prevailing stock prices among other factors. Open market repurchases will be structured to occur in accordance with applicable federal securities laws.

The Repurchase Plan does not obligate the Company to acquire any particular amount of Common Stock and may be modified, suspended or terminated at any time at the Company’s discretion.

The Company expects to fund repurchases by using cash on hand and expected cash flow to be generated in the future.

Forward-looking Statements

The Company cautions that all statements, other than statements of historical facts, contained in this Current Report on Form 8-K, or furnished herewith, are forward-looking statements. Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels or activity, performance or achievements to be materially different from those anticipated by such statements. The use of words such as “may,” “might,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward looking statements. However, the absence of these words does not mean that statements are not forward-looking. All forward-looking statements are based on current estimates, assumptions and expectations by our management that, although we believe to be reasonable, are inherently uncertain. Any forward-looking statement expressing an expectation or belief as to future events is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future events and are subject to risks and uncertainties and other factors beyond our control that may cause actual results to differ materially from those expressed in any forward-looking statement. Any forward-looking statement speaks only as of the date on which it was made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release, dated September 28, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2023

MAIA BIOTECHNOLOGY, INC.

By:	/s/ Vlad Vitoc
Name:	Vlad Vitoc
Title:	Chief Executive Officer